UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2012

QUESTCOR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in Charter)

California	001-14758	33-0476164
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 Kellogg Drive, Suite D, Anaheim, California		92807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (714) 786-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Questcor Pharmaceuticals, Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”) on Thursday, May 10, 2012, at its Northern California office, located at 26118 Research Place, Hayward, California 94545. At the Annual Meeting, the Company’s shareholders: (i) elected each of Don M. Bailey, Mitchell J. Blutt, M.D., Neal C. Bradsher, Stephen C. Farrell, Louis Silverman, Virgil D. Thompson and Scott M. Whitcup, M.D., to serve on the Company’s Board of Directors until the next annual meeting of shareholders and until the respective successor of each such director is duly elected and qualified, or until such director’s earlier death, resignation or removal (Proposal No. 1); (ii) approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers (Proposal No. 2); and (iii) ratified the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 (Proposal No. 3).

As of March 20, 2012, the record date for the Annual Meeting, the Company had 63,284,779 shares of its common stock outstanding and entitled to vote. At the Annual Meeting, 55,256,570 shares of the Company’s common stock were present in person or represented by proxy and entitled to vote. The following sets forth detailed information regarding the voting results at the Annual Meeting:

Proposal No. 1: Election of seven directors to serve on the Company’s Board of Directors until the next annual meeting of shareholders and until his successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Each of the nominees received votes from greater than a majority of the Company’s outstanding shares of common stock.

Director	For	Withheld	Not Voted
Don M. Bailey	46,556,938	351,792	8,347,840
Mitchell J. Blutt, M.D.	46,552,945	355,785	8,347,840
Neal C. Bradsher	46,557,891	350,839	8,347,840
Stephen C. Farrell	46,030,102	878,628	8,347,840
Louis Silverman	46,036,089	872,641	8,347,840
Virgil D. Thompson	45,542,363	1,366,367	8,347,840
Scott M. Whitcup, M.D.	46,552,871	355,859	8,347,840

Proposal No. 2: Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
45,499,510	1,390,722	18,498	8,347,840

Proposal No. 3: Ratification of the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
55,142,593	78,059	35,918	—

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2012	QUESTCOR PHARMACEUTICALS, INC.

	By:	/s/ Michael H. Mulroy
Michael H. Mulroy
Senior Vice President, Chief Financial Officer, and General Counsel